SUPPLEMENTAL RETIREMENT PLAN
                              FOR SENIOR EXECUTIVES


                                   UNITED BANK
                         West Springfield, Massachusetts



                            Effective October 1, 2007























                            Approved by the Board of Directors November 15, 2007

               SUPPLEMENTAL RETIREMENT PLAN FOR SENIOR EXECUTIVES

     This Supplemental Retirement Plan for Senior Executives (the "Plan") is effective October 1, 2007. This Plan formalizes the agreements by and between UNITED BANK (the "Bank"), a federally chartered savings bank, and certain key employees, hereinafter referred to as "Executive(s)", who have been selected and approved by the Bank to participate in this Plan and who have evidenced their participation by execution of a Supplemental Retirement Plan Participation Agreement ("Participation Agreement") in a form provided by the Bank. This Plan replaces the individual Executive Supplemental Compensation Agreements between the Bank and certain Executives who are participants herein and is intended to comply with Internal Revenue Code ("Code") Section 409A and any regulatory or other guidance issued under such Section. Any reference herein to the "Company" shall mean UNITED FINANCIAL BANCORP, INC.

                                   WITNESSETH:

     WHEREAS, Executives are employed by the Bank; and

     WHEREAS, the Bank recognizes the valuable services heretofore performed for it by such Executives and wishes to encourage their continued employment and to provide them with additional incentive to achieve corporate objectives; and

     WHEREAS, the Bank and certain of the Executives previously entered into Executive Supplemental Compensation Agreements pursuant to which the Bank offered Executive retirement benefits; and

     WHEREAS, the Bank desires to replace the individual agreements with this Plan, to include additional Executives in the Plan, and to modify the benefit formula under the Plan; and

     WHEREAS, the Bank desires to draft the Plan to comply with new Section 409A of the Internal Revenue Code ("Code"); and

     WHEREAS, the Bank intends this Plan to be considered an unfunded arrangement, maintained primarily to provide supplemental retirement income for its Executives, members of a select group of management or highly compensated employees of the Bank, for tax purposes and for purposes of the Employee Retirement Income Security Act of 1974, as amended; and

     WHEREAS, the Bank has adopted this Supplemental Retirement Plan for Senior Executives which controls all issues relating to Supplemental Benefits as described herein and supersedes the individual arrangement with certain of the Executives.

     NOW, THEREFORE, in consideration of the premises and of the mutual promises herein contained, the Bank and Executives agree as follows:

                                    SECTION I
                                   DEFINITIONS

     When used herein, the following words and phrases shall have the meanings below unless the context clearly indicates otherwise:

1.1 "Accrued Annuity Benefit" means that portion of the Annuity Benefit which is expensed and accrued by the Bank under generally accepted accounting principles (GAAP) at the date of measurement.

1.2 "Act" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

1.3    "Administrator" means the Bank and/or its Board.

1.4 "Annuity Benefit" means a stream of payments to an Executive payable as a single life annuity with 15 years certain, commencing on the Annuity Commencement Date.

1.5 "Annuity Commencement Date" means, unless otherwise set forth herein, the Executive's Benefit Age.

1.6    "Bank" means UNITED BANK and any successor thereto.

1.7 "Beneficiary" means the person or persons (and their heirs) designated as Beneficiary by Executive to whom the deceased Executive's benefits are payable. Such beneficiary designation shall be made on the form attached hereto as Exhibit A and filed with the Plan Administrator. If no Beneficiary is so designated, then Executive's Spouse, if living, will be deemed the Beneficiary. If Executive's Spouse is not living, then the Children of Executive will be deemed the Beneficiaries and will take on a per stirpes basis. If there are no living Children, then the Estate of Executive will be deemed the Beneficiary.

1.8 "Benefit Age" shall be the birthday on which Executive attains the age set forth in Executive's Participation Agreement.

1.9    "Board"   shall  mean  the  Board  of  Directors  of  the  Bank,   unless
       specifically noted otherwise.

1.10 "Cause" shall mean Executive's personal dishonesty, incompetence, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than minor traffic violations or similar offenses) or final cease-and-desist order, or material breach of Section
       7.14 of this Plan. In determining incompetence, the acts or omissions shall be measured against standards generally prevailing in the savings institutions industry. For purposes of this paragraph, no act or failure to act on the part of the Executive shall be considered "willful" unless done, or omitted to be done, by Executive not in good faith and without reasonable belief that Executive's action or omission was in the best interest of the Bank. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or based upon the advice of counsel for the Bank shall be conclusively presumed to be done, or omitted to be done, by Executive in good faith and in the best interests of the Bank. The cessation of employment of Executive shall not be deemed to be for Cause unless and until there shall have been delivered to Executive a copy of a resolution duly adopted by the affirmative vote of not less than three-fourths of the entire membership of the Board of the Bank at a meeting of such Board called and held for such purpose (after reasonable notice is provided to Executive and Executive is given an opportunity, together with counsel, to be heard before such Board), finding that, in the good faith opinion of such Board, Executive is guilty of the conduct described above, and specifying the particulars thereof in detail.

1.11 A "Change in Control" of the Bank or the Company shall mean (1) a change in ownership of the Bank or the Company under paragraph (i) below, or (2) a change in effective control of the Bank or the Company under paragraph
       (ii) below, or (3) a change in the ownership of a substantial portion of the assets of the Bank or the Company under paragraph (iii) below:

               (i) Change in the ownership of the Bank or the Company.  A change in the ownership of the Bank or the Company shall occur on the date that any one person, or more than one person acting as a group (as defined in Treasury Regulation Section 1.409A-3(i)(5)(v)(B)), acquires ownership of stock of the corporation that, together with stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of such corporation.

               (ii) Change in the effective  control of the Bank or the Company.
                   A change in the effective control of the Bank or the Company shall occur on the date that either (A) any one person, or more than one person acting as a group (as defined in Treasury Regulation Section 1.409A-3(i)(5)(v)(B)), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Bank or the Company possessing 30% or more of the total voting power of the stock of the Bank or the Company; or (B) a majority of members of the Bank or the Company's Board of Directors is replaced during any 12-month period by Directors whose appointment or election is not endorsed by a majority of the members of the corporation's Board of Directors prior to the date of the appointment or election, provided that this sub-section (B) is inapplicable where a majority shareholder of the Bank or the Company is another corporation.

               (iii) Change in the  ownership  of a  substantial  portion of the
                   Bank's or the Company's assets. A change in the ownership of a substantial portion of the Bank's or the Company's assets shall occur on the date that any one person, or more than one person acting as a group (as defined in Treasury Regulation
                   Section 1.409A-3(i)(5)(vii)(C)), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Bank or the Company that have a total gross fair market value equal to more than 40% of the total gross fair market value of all of the assets of the Bank or the Company immediately prior to such acquisition. For this purpose, gross fair market value means the value of the assets of the corporation, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

               (iv) For all  purposes  hereunder,  the  definition  of Change in
                   Control shall be construed to be consistent with the requirements of Treasury Regulation Section 1.409A-3(i)(5), except to the extent that such regulations are superseded by subsequent guidance. A Change in Control shall not be deemed to have occurred upon the second-step conversion of the Company to a fully converted stock company.

1.12 "Children" means Executive's children, or the issue of any deceased Children, then living at the time payments are due the Children under this Plan. The term "Children" shall include both natural and adopted Children.

1.13   "Code" means the Internal Revenue Code of 1986, as amended.

1.14 "Death Benefit" shall mean, unless an Executive's Participation Agreement provides otherwise, a Lump Sum payment equal to the Present Value of the Accrued Annuity Benefit as of the date of death, without any pre-retirement reductions.

1.15 "Disability Benefit" means a Lump Sum payment equal to the Annuity Benefit payable at Benefit Age, as if Executive had continued to work until Benefit Age and Executive's base salary increased five percent (5%) per year for each calendar year until Executive's Benefit Age. Alternatively, an Executive may elect in his Participation Agreement to receive the benefit payment in another form.

1.16   "Effective Date" of this Plan shall be October 1, 2007.

1.17   "Estate" means the estate of Executive.

1.18 "Executive" means the executive officer who has been selected and approved by the Board to participate in the Plan and who has agreed to participation by completing a Participation Agreement.

1.19 "Final Average Compensation" shall mean the total base salary plus bonus paid during a calendar year, including salary deferrals into a 401(k) Plan or cafeteria plan. Final Average Compensation shall be averaged over the highest three (3) calendar years of the Executive's final five (5) calendar years of employment with the Bank.

1.20 "Good Reason," shall mean (a) material change in Executive's function, duties, or responsibility, which change would cause executive's position to become one of lesser responsibility, importance, or scope; (b) liquidation or dissolution of the Bank or Company other than liquidations or dissolutions that are caused by reorganization that do not affect the status of Executive; (c) reduction in executive's annual compensation or benefits or relocation of Executive's principal place of employment by more than 25 miles from its location as of the date of this Agreement; or
       (d) material breach of this Plan by the Bank.

1.21 "Lump Sum" shall mean payment in a single sum equal to the Present Value of the Annuity Benefit or Accrued Annuity Benefit, as applicable.

1.22 "Normal Benefit Date" shall be 180 days following Executive's Separation from Service (other than due to death or Disability). In the event of Executive's death, the Normal Benefit Date shall mean the first day of the second month following the month in which Executive's death occurs. In the event of the Executive's Disability, the Normal Benefit Date shall be the Benefit Age set forth in Executive's Participation Agreement, unless the Executive has elected to have the Disability Benefit commence on the first day of the second month following the determination of Disability.

1.23 "Normal Benefit Form" means a Lump Sum payment equal to the Present Value, as of the time of payment, of the Annuity Benefit.

1.24 "Participation Agreement" means the agreement between Executive and the Bank which sets forth the particulars of Executive's Supplemental Benefit and/or other benefits to which Executive or Executive's Beneficiary becomes entitled under the Plan.

1.25   "Plan Year" shall mean the calendar year.

1.26 "Present Value" shall mean the actuarial present value of a payment stream. Unless otherwise set forth herein, the Present Value shall be determined using a six percent (6%) interest rate and 1994 Group Annuity Reserving Table.

1.27 "Prorate Fraction" shall be a fraction, the numerator of which is the Executive's years of employment from the Executive's original date of hire and the denominator of which shall be set forth in the Executive's Participation Agreement, provided, however, that the Prorate Fraction shall never exceed "one".

1.28 "Separation from Service" means Executive's death, retirement or other termination of employment with the Bank within the meaning of Code
       Section 409A. No Separation from Service shall be deemed to occur due to military leave, sick leave or other bona fide leave of absence if the period of such leave does not exceed six months or, if longer, so long as Executive's right to reemployment is provided by law or contract. If the leave exceeds six months and Executive's right to reemployment is not provided by law or by contract, then Executive shall have a Separation from Service on the first date immediately following such six-month period.

       Whether a Separation from Service has occurred is determined based on whether the facts and circumstances indicate that the employer and employee reasonably anticipated that no further services would be performed after a certain date or that the level of bona fide services the employee would perform after such date (whether as an employee or as an independent contractor) would permanently decrease to no more than 49% of the average level of bona fide services performed over the immediately preceding 36 months (or such lesser period of time in which Executive performed services for the Bank). The determination of whether an Executive has had a Separation from Service shall be made by applying the presumptions set forth in the Treasury Regulations under Code Section 409A.

1.29 "Specified Employee" means, in the event the Bank or any corporate parent is or becomes publicly traded, a "Key Employee" as such term is defined in Code Section 416(i) without regard to paragraph 5 thereof. Notwithstanding anything to the contrary herein, in the event an Executive is a Specified Employee and becomes entitled to a payment hereunder due to Separation from Service for any reason (other than death or Disability), the payments to such Executive shall not commence until the first day of the seventh month following such Separation from Service. Whether and the extent to which a person is a Specified Employee shall be determined on the "Specified Employee Determination Date" which shall be December 31 of each calendar year and shall be applicable commencing on the following April 1, in accordance with the rules set forth in the Treasury Regulations under Code Section 409A.

1.30 "Spouse" means the individual to whom Executive is legally married at the time of Executive's death, provided, however, that the term "Spouse" shall not refer to an individual to whom Executive is legally married at the time of death if Executive and such individual have entered into a formal separation agreement (provided that such separation agreement does not provide otherwise or state that such individual is entitled to a portion of the benefit hereunder) or initiated divorce proceedings.

1.31 "Supplemental Benefit" means a benefit (before taking into account federal and state income taxes) payable to an Executive who satisfies the conditions to receive a benefit as described in this Plan.

1.32   "Treasury  Regulations"  means the final  regulations  promulgated  under
       Section 409A of the Code.

1.33   "Vesting   Rate"  shall  be  the  rate  set  forth  in  the   Executive's
       Participation Agreement.

1.34 "Yearly Benefit Amount" means the annual amount contingently payable as an Annuity Benefit. The Yearly Benefit Amount shall be equal to the percentage of the Executive's Final Average Compensation set forth in the Executive's Participation Agreement.


                                   SECTION II
                          ESTABLISHMENT OF RABBI TRUST

     The Bank may establish a rabbi trust into which the Bank may contribute assets which shall be held therein, subject to the claims of the Bank's creditors in the event of the Bank's "Insolvency" as defined in the agreement which establishes such rabbi trust, until the contributed assets are paid to Executives and their Beneficiaries in such manner and at such times as specified in this Plan. Contributions to a rabbi trust would provide the Bank with a source of funds to assist it in meeting the liabilities of this Plan. To the extent the language in this Plan is modified by the language in the rabbi trust agreement, the rabbi trust agreement shall supersede this Plan. Contributions to the rabbi trust may be made during each Plan Year in accordance with the rabbi trust agreement. It is expected that the amount of such contribution(s), if any, would be equal to the full present value of all benefit accruals under this Plan, if any, less: (i) previous contributions made on behalf of Executive to the rabbi trust, and (ii) earnings to date on all such previous contributions. In the event of a Change in Control, the Bank shall transfer to the rabbi trust within thirty (30) days prior to such Change in Control, the present value (applying the Interest Factor applicable to a Change in Control) of an amount sufficient to fully fund the Supplemental Benefit for each Executive covered by this Plan.

                                   SECTION III
                                    BENEFITS

3.1    Separation  from  Service On or After  Benefit  Age. If  Executive  has a
       Separation from Service on or after Benefit Age, Executive shall be entitled to a Supplemental Benefit determined in the manner set forth herein. The Supplemental Benefit shall be determined as an Annuity
       Benefit equal to the Yearly Benefit Amount multiplied by the Prorate Fraction. The Supplemental Benefit shall commence on Executive's Normal Benefit Date and shall be payable in a Lump Sum, unless Executive has elected at the time of execution of the Participation Agreement to receive another form of benefit.

3.2 Separation from Service Prior to Benefit Age. If Executive has a voluntary or involuntary Separation from Service (other than due to cause, death or Disability) after the Executive has a vested Accrued Annuity Benefit but prior to the attainment of his or her Benefit Age, Executive shall be entitled to a Supplemental Benefit, calculated in the manner set forth in Section 3.1. If applicable, the Supplemental Benefit shall be multiplied by the Executive's Vesting Rate. In addition, if Executive is less than age 62 at time of commencement of the Supplemental Benefit, the Supplemental Benefit will be further reduced by 5% per year for each year prior to age 62 that the benefit payment commences. The Supplemental Benefit shall commence on Executive's Normal Benefit Date and shall be payable in a Lump Sum, unless Executive has elected at the time of execution of the Participation Agreement to receive an Annuity Benefit.

3.3    Death Benefit.

       (a) If an Executive dies prior to attaining his Benefit Age but while employed at the Bank, Executive's Beneficiary shall be entitled to the Death Benefit. The Death Benefit shall commence on the Normal Benefit Date and shall be payable in the Normal Benefit Form.

       (b) If an Executive dies following Separation from Service and after becoming vested in an Accrued Annuity Benefit but prior to the commencement of benefit payments, Executive's Beneficiary shall be entitled to the payment of the amount otherwise payable to Executive under the applicable Sub-section of this Section III, commencing on the Normal Benefit Date and payable in a Lump Sum.

3.4.   Benefit Payable Following a Change in Control.

       (a) If a Change in Control occurs and, Executive is involuntarily terminated or terminates for "good reason" (as defined in Code Section
          409A), Executive shall be entitled to a Supplemental Benefit calculated as if Executive had attained Executive's Benefit Age at the time of the Change in Control, and Executive's base salary had increased five percent (5%) per year until Benefit Age. Notwithstanding the foregoing, if the Supplemental Benefit provided under this Section 3.4, either as a stand-alone benefit or when aggregated with other payments to or for the benefit of an Executive that are contingent on a Change in Control, would cause an Executive to have an "excess parachute payment" under Code Section 280G, the Supplemental Benefit and/or such other payments shall be reduced to avoid this result. In the event a reduction is necessary, the Executive shall be entitled to determine which benefits or payments shall be reduced or eliminated so the total parachute payments do not result in an excess parachute payment. If an Executive does not make this determination within ten business days after receiving a written request form the Bank, the Bank may make such determination, and shall notify the Executive promptly thereof. In the event it is determined that permitting the Executive or the Bank to make the determination regarding the form or manner of reduction would violate Code Section 409A, such reduction shall be made pro rata.

       (b) If Executive's employment terminates within two years following the Change in Control for reasons set forth in Section 3.4(a), Executive's Supplemental Benefit will be paid in a Lump Sum. For these purposes, a determination of the Present Value of the Annuity Benefit shall be determined by applying the applicable federal interest rate required under Code Sections 280G and 1274(d).

       (c) If Executive's employment terminates more than two years following the Change in Control, the Supplemental Benefit shall be paid at the time and in the form elected by Executive under Section 3.1 or 3.2 hereof, based on whether Separation from Service occurs before or after Benefit Age.

       (d) If a Change in Control occurs after the Executive commences receiving Supplemental Benefit payments under this Plan in the form of either an annuity or lump sum, and the Executive has made an election in the Executive's Participation Agreement, the Present Value of the remaining payments shall be determined and shall be payable to the Executive in a Lump Sum.

3.5    Termination for Cause. If Executive is terminated for Cause, all benefits
       under  this  Plan  shall  be  forfeited  by  Executive  and   Executive's
       participation in this Plan shall become null and void.

3.6 Disability Benefit. Notwithstanding any other provision hereof, if Executive becomes Disabled prior to his or her Benefit Age, Executive shall be entitled to receive the Disability Benefit hereunder. Executive shall be deemed to be "Disabled" or to have a "Disability" in any case in which it is determined:

       (a) by a duly licensed physician selected by the Bank, that Executive is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death, or last for a continuous period of not less than 12 months;

       (b) by reason of any medically determinable physical or mental impairment which can be expected to result in death, or last for a continuous period of not less than 12 months, that the Executive is receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of Executive's employer; or

       (c) by the Social Security Administration, that Executive is totally disabled.

       The Disability Benefit shall be payable at the Benefit Age set forth in the Executive's Participation Agreement unless the Executive makes an election prior to December 31, 2007 (or if later, within thirty (30) days of initial eligibility to participate in the Plan), to have the
       Disability   Benefit   paid   within   two   months  of  the   Disability
       determination.

3.7 Change in Form or Timing of Benefit. In the event the Executive desires to change the form or time of payment of the Supplemental Retirement Benefit, and such alternate form or time is permitted by the applicable subsection of this Section III, such change in election may be made provided the following conditions are satisfied:

       (i) any change in the form or timing must be elected at least 12 months before the benefit would otherwise be paid or commence, and

       (ii) any change (in form or timing) must result in a minimum five (5) year delay in the commencement of the effected payment.

                                   SECTION IV
                             BENEFICIARY DESIGNATION

     Executive shall make an initial designation of primary and secondary Beneficiaries upon execution of his Participation Agreement and shall have the right to change such designation, at any subsequent time, by submitting to the Administrator, in substantially the form attached as Exhibit A, a written designation of primary and secondary Beneficiaries. Any Beneficiary designation made subsequent to execution of the Participation Agreement shall become effective only when receipt thereof is acknowledged in writing by the Administrator.

                                    SECTION V
                          EXECUTIVE'S RIGHT TO ASSETS:
                     ALIENABILITY AND ASSIGNMENT PROHIBITION

     At no time shall Executive be deemed to have any lien, right, title or interest in or to any specific investment or asset of the Bank. The rights of Executive, any Beneficiary, or any other person claiming through Executive under this Plan, shall be solely those of an unsecured general creditor of the Bank. Executive, the Beneficiary, or any other person claiming through Executive, shall only have the right to receive from the Bank those payments so specified under this Plan. Neither Executive nor any Beneficiary under this Plan shall have any power or right to transfer, assign, anticipate, hypothecate, mortgage, commute, modify or otherwise encumber in advance any of the benefits payable hereunder, nor shall any of said benefits be subject to seizure for the payment of any debts, judgments, alimony or separate maintenance owed by Executive or his Beneficiary, nor be transferable by operation of law in the event of bankruptcy, insolvency or otherwise.

                           SECTION VI ACT PROVISIONS

6.1 Named Fiduciary and Administrator. The Bank shall be the Named Fiduciary and Administrator of this Plan. As Administrator, the Bank shall be responsible for the management, control and administration of the Plan as established herein. The Administrator may delegate to others certain aspects of the management and operational responsibilities of the Plan, including the employment of advisors and the delegation of ministerial duties to qualified individuals.

6.2 Claims Procedure and Arbitration. In the event that benefits under this Plan are not paid to Executive (or to his Beneficiary in the case of Executive's death) and such claimants feel they are entitled to receive such benefits, then a written claim must be made to the Administrator within sixty (60) days from the date payments are refused. The Administrator shall review the written claim and, if the claim is denied, in whole or in part, they shall provide in writing, within thirty (30) days of receipt of such claim, their specific reasons for such denial, reference to the provisions of this Plan or the Participation Agreement upon which the denial is based, and any additional material or information necessary to perfect the claim. Such writing by the Administrator shall further indicate the additional steps which must be undertaken by claimants if an additional review of the claim denial is desired.

       If claimants desire a second review, they shall notify the Administrator in writing within thirty (30) days of the first claim denial. Claimants may review this Plan, the Participation Agreement or any documents relating thereto and submit any issues and comments, in writing, they may feel appropriate. In its sole discretion, the Administrator shall then review the second claim and provide a written decision within thirty (30) days of receipt of such claim. This decision shall state the specific reasons for the decision and shall include reference to specific provisions of this Plan or the Participation Agreement upon which the decision is based.

       If claimants continue to dispute the benefit denial based upon completed performance of this Plan and the Participation Agreement or the meaning and effect of the terms and conditions thereof, it shall be settled by arbitration administered by the American Arbitration Association ("AAA") under its Commercial Arbitration Rules, and judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

                           SECTION VII MISCELLANEOUS

7.1 No Effect on Employment Rights. Nothing contained herein will confer upon Executive the right to be retained in the service of the Bank nor limit the right of the Bank to discharge or otherwise deal with Executive without regard to the existence of the Plan.

7.2 Governing Law. The Plan is established under, and will be construed according to, the laws of the Commonwealth of Massachusetts, to the extent such laws are not preempted by the Act or the Code and valid regulations published thereunder.

7.3 Severability and Interpretation of Provisions. In the event that any of the provisions of this Plan or portion hereof are held to be inoperative or invalid by any court of competent jurisdiction, or in the event that any provision is found to violate Code Section 409A and would subject Executive to additional taxes and interest on the amounts deferred hereunder, or in the event that any legislation adopted by any governmental body having jurisdiction over the Bank would be retroactively applied to invalidate this Plan or any provision hereof or cause the benefits hereunder to be taxable, then: (1) insofar as is reasonable, effect will be given to the intent manifested in the provisions held invalid or inoperative, and (2) the validity and enforceability of the remaining provisions will not be affected thereby. In the event that the intent of any provision shall need to be construed in a manner to avoid taxability, such construction shall be made by the Administrator in a manner that would manifest to the maximum extent possible the original meaning of such provisions.

7.4 Incapacity of Recipient. In the event Executive is declared incompetent and a conservator or other person legally charged with the care of his person or Estate is appointed, any benefits under the Plan to which such Executive is entitled shall be paid to such conservator or other person legally charged with the care of his person or Estate.

7.5 Unclaimed Benefit. Executive shall keep the Bank informed of his or her current address and the current address of his Beneficiaries. If the location of Executive is not made known to the Bank, the Bank shall delay payment of Executive's benefit payment(s) until the location of Executive is made known to the Bank; however, the Bank shall only be obligated to hold such benefit payment(s) for Executive until the expiration of three
       (3) years. Upon expiration of the three (3) year period, the Bank may discharge its obligation by payment to Executive's Beneficiary. If the location of Executive's Beneficiary is not known to the Bank, Executive and his Beneficiary(ies) shall thereupon forfeit any rights to the balance, if any, of any benefits provided for such Executive and/or Beneficiary under this Plan.

7.6 Limitations on Liability. Notwithstanding any of the preceding provisions of the Plan, no individual acting as an employee or agent of the Bank, or as a member of the Board of the Bank shall be personally liable to Executive or any other person for any claim, loss, liability or expense incurred in connection with the Plan.

7.7 Gender. Whenever in this Plan words are used in the masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

7.8 Effect on Other Corporate Benefit Plans. Nothing contained in this Plan shall affect the right of Executive to participate in or be covered by any qualified or nonqualified pension, profit sharing, group, bonus or other supplemental compensation or fringe benefit agreement constituting a part of the Bank's existing or future compensation structure.

7.9 Inurement. This Plan shall be binding upon and shall inure to the benefit of the Bank, its successors and assigns, and Executive, his successors, heirs, executors, administrators, and Beneficiaries.

7.10 Acceleration of Payments. Except as specifically permitted herein or in other sections of this Plan, no acceleration of the time or schedule of any payment may be made hereunder. Notwithstanding the foregoing, payments may be accelerated hereunder by the Bank, in accordance with the provisions of Treasury Regulation Section 1.409A-3(j)(4) and any subsequent guidance issued by the United States Treasury Department. Accordingly, payments may be accelerated, in accordance with requirements and conditions of the Treasury Regulations (or subsequent guidance) in the following circumstances: (i) as a result of certain domestic relations orders; (ii) in compliance with ethics agreements with the Federal Government; (iii) in compliance with ethics laws or conflicts of interest laws; (iv) in limited cash-outs (but not in excess of the limit under Code Section 402(g)(1)(B)); (v) in the case of certain distributions to avoid a non-allocation year under Code Section 409(p);
       (vi) to apply certain offsets in satisfaction of a debt of Executive to the Bank; (vii) in satisfaction of certain bona fide disputes between Executive and the Bank; or (viii) for any other purpose set forth in the Treasury Regulations and subsequent guidance.

7.11 Headings. Headings and sub-headings in this Plan are inserted for reference and convenience only and shall not be deemed a part of this Plan.

7.12 12 U.S.C. ss. 1828(k). Any payments made to Executive pursuant to this Plan or otherwise are subject to and conditioned upon compliance with 12 U.S.C. ss. 1828(k) or any regulations promulgated thereunder.

7.13 Payment of Employment and Code Section 409A Taxes. Any distribution under this Plan shall be reduced by the amount of any taxes required to be withheld from such distribution. This Plan shall permit the acceleration of the time or schedule of a payment to pay employment-related taxes as permitted under Treasury Regulation Section 1.409A-3(j) or to pay any taxes that may become due at any time that the arrangement fails to meet the requirements of Code Section 409A and the regulations and other guidance promulgated thereunder. In the latter case, such payments shall not exceed the amount required to be included in income as the result of the failure to comply with the requirements of Code Section 409A.

7.14 Non-Competition. The benefits provided to Executives under this Plan are specifically conditioned on each Executive's covenant that, for a period of two (2) years following the Executive's Separation from Service with the Bank, that he will not, without the written consent of the Bank, either directly or indirectly:

       (i) solicit, offer employment to, or take any other action intended (or that a reasonable person acting in like circumstances would expect) to have the effect of causing any officer or employee of the Bank or of any holding company of the Bank, or any of their respective subsidiaries or affiliates, to terminate his or her employment and accept employment or become affiliated with, or provide services for compensation in any capacity whatsoever to, any business whatsoever that competes with the business of the Bank or of any holding company of the Bank, or any of their direct or indirect subsidiaries or affiliates, that has headquarters or offices within twenty-five (25) miles of the locations in which the Bank of any holding company of the Bank has business operations or has filed an application for regulatory approval to establish an office;

       (ii) become an officer, employee, consultant, director, independent contractor, agent, joint venturer, partner or trustee of any savings bank, savings and loan association, savings and loan holding company, credit union, bank or bank holding company, insurance company or agency, any mortgage or loan broker or any other entity that competes with the business of the Bank or any holding company of the Bank or any of their direct or indirect subsidiaries or affiliates, that has headquarters or offices within twenty-five (25) miles of the locations in which the Bank or any holding company of the Bank has business operations or has filed an application for regulatory approval to establish an office; provided, however, that this restriction shall not apply if Executive's employment is terminated following a Change in Control; or

       (iii) solicit, provide any information, advice or recommendation or take any other action intended (or that a reasonable person acting in like circumstances would expect) to have the effect of causing any customer of the Bank to terminate an existing business or commercial relationship with the Bank.

       In the event that the Executive competes in violation of this provision, all Supplemental Benefits payable to Executive shall cease and any Supplemental Benefits previously paid shall be reimbursed to the Bank within thirty (30) days of the Bank's notification to Executive that this provision has been violated.


                                  SECTION VIII
                              AMENDMENT/TERMINATION

8.1 Amendment or Modification. This Plan may be amended or modified at any time, provided, however, that no such amendment may serve to reduce the vested Accrued Annuity Benefit of any Executive, and provided further, that no amendment or modification shall be valid if it violates Code
       Section 409A, as in effect at the time of such amendment or modification.

8.2 Termination of Plan. Subject to the requirements of Code Section 409A, in the event of complete termination of the Plan, the Plan shall cease to operate and the Bank shall pay out to Executive his benefit as if Executive had terminated employment as of the effective date of the complete termination. Such complete termination of the Plan shall occur only under the following circumstances and conditions:

       (a) The Board may terminate the Plan within 12 months of a corporate dissolution taxed under Code Section 331, or with approval of a bankruptcy court pursuant to 11 U.S.C. ss.503(b)(1)(A), provided that the amounts deferred under the Plan (e.g., the Accrued Annuity Benefit) are included in Executive's gross income in the latest of (i) the calendar year in which the Plan terminates; (ii) the calendar year in which the amount is no longer subject to a substantial risk of forfeiture; or (iii) the first calendar year in which the payment is administratively practicable.

       (b) The Board may terminate the Plan by Board action taken within the 30 days preceding a Change in Control (but not following a Change in Control), provided that the Plan shall only be treated as terminated if all substantially similar arrangements sponsored by the Bank are terminated so that Executive and all participants under substantially similar arrangements are required to receive all amounts of compensation deferred under the terminated arrangements within 12 months of the date of the termination of the arrangements. Following the termination of the Plan, the amount payable to Executive shall be the amount to which Executive is entitled upon a Change in Control, as set forth in Executive's Participation Agreement.

                                   SECTION IX
                                    EXECUTION

9.1 This Plan sets forth the entire understanding of the parties hereto with respect to the transactions contemplated hereby, and any previous agreements or understandings between the parties hereto regarding the subject matter hereof are merged into and superseded by this Plan.


9.2 This Plan shall be executed in duplicate, each copy of which, when so executed and delivered, shall be an original, but both copies shall together constitute one and the same instrument.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the Bank has caused this Plan to be executed on this 27th day of November, 2007.

ATTEST:                                      UNITED BANK


/s/ Diane Wilson                             By:      /s/ Laurie Rollins
------------------------------------                  --------------------------
Secretary

                                             Title:   Vice President & Treasurer

              SUPPLEMENTAL RETIREMENT PLAN PARTICIPATION AGREEMENT

     I, Richard B. Collins, and UNITED BANK hereby agree, for good and valuable consideration, the value of which is hereby acknowledged, that I shall participate in the Supplemental Retirement Plan for Senior Executives ("Plan") established as of October 1, 2007, by UNITED BANK, as such Plan may now exist or hereafter be modified, and do further agree to the terms and conditions thereof. The Supplemental Retirement Plan replaces and supersedes the Executive Supplemental Compensation Agreement in which I previously participated.

     I understand that I must execute this Supplemental Retirement Plan Participation Agreement ("Participation Agreement") as well as notify the Administrator of such execution in order to participate in the Plan. The provisions of the Plan are incorporated herein by reference. In the event of an inconsistency between the terms of this Participation Agreement and the Plan, the terms of the Plan shall control.

     The following provisions relate to a determination of my Supplemental Benefit under the Plan.

     Benefit Age. My Benefit Age is sixty-nine (69).
     -----------

     Final Average Compensation Percentage:  Forty Percent (40%).
     -------------------------------------

     Yearly Benefit Service Prorate Denominator:  Nine (9).
     -------------------------------------------

     Vesting Rate:  10% per year from original date of hire.
     ------------

     Separation from Service on or After Benefit Age. I understand that if I retire on or after attainment of my Benefit Age, I shall be entitled to the Supplemental Benefit, calculated in accordance with Section 3.1 and all relevant provisions of the Plan. Unless I elect otherwise below, my Supplemental Benefit will be paid in a Lump Sum. Alternatively, I may elect to receive my Supplemental Benefit in another form by checking the applicable box below:

     [ ]      Annuity (with 15 years certain)

     [ ]      Installments for _____ Years

     [ ]      Other ____________________________________________________________

     Separation from Service Prior to Benefit Age. If I have a vested Accrued Annuity Benefit at the time of my voluntary or involuntary Separation from Service without Cause (as defined in the Plan) prior to attainment of my Benefit Age (other than due to death or Disability), I shall be entitled to the Supplemental Benefit, calculated in accordance with Section 3.2 and all relevant provisions of the Plan. Unless I elect otherwise below, my Supplemental Benefit will be paid in a Lump Sum. Alternatively, I may elect to receive my Supplemental Benefit in another form by checking the applicable box below:

     [ ]      Annuity (with 15 years certain)

     [ ]      Installments for _____ Years

     [ ]      Other ____________________________________________________________

     Termination for Cause. I understand that if I have a termination for Cause, my entire benefit under this Plan shall be forfeited.

     Death Benefit. In the event of my death prior to Separation from Service, my Beneficiary shall be entitled to a Death Benefit, equal to the amount calculated in accordance with the terms of Sections 1.14 and 3.3 of the Plan. Such Death Benefit shall be payable in a Lump Sum.

     Following a Change in Control.

     (a) Change in Control Occurs Before Separation from Service. I understand that if there is a Change in Control I will be entitled to my Supplemental Benefit calculated as set forth in Section 3.4 of the Plan. If I Separate from Service within two years following a Change in Control, my Supplemental Benefit shall be paid in a Lump Sum. If my Separation from Service occurs two or more years following a Change in Control, my Supplemental Benefit shall be paid in accordance with the applicable election above for Separation from Service before Benefit Age or after Benefit Age.

     (b) Change in Control Occurs After Separation from Service. In the event a Change in Control occurs following my Separation from Service, while I am receiving my Supplemental Benefit in the form of an annuity or installment payments, I can elect, by checking the box below, to have the Present Value of my remaining payments paid in the form of a lump sum payment.

     [ ] I elect to have the Present Value of my remaining payments paid in a Lump Sum.

     Disability While Employed. I understand that in the event of my Disability prior to my Benefit Age, I will be entitled to the Disability Benefit calculated as set forth in Section 3.6 of the Plan. My Disability Benefit will be paid in a Lump Sum unless I elect another form of benefit. I elect to receive my Disability Benefit in the following form:

     [ ]      Annuity (with 15 years certain)

     [ ]      Installments for _____ Years

     [ ]      Other ____________________________________________________________

     My Disability Benefit shall be payable:

     [ ]      Upon the determination of my Disability

     [ ]      Upon the attainment of my Benefit Age

     This Participation Agreement shall become effective upon execution (below) by both Executive and a duly authorized officer of the Bank.

Dated this _____ day of ______________________, 2007.
UNITED BANK                                                   EXECUTIVE


--------------------------------                              ------------------
(Bank's duly authorized Officer)                              Richard B. Collins

              SUPPLEMENTAL RETIREMENT PLAN PARTICIPATION AGREEMENT

     I, Keith E. Harvey, and UNITED BANK hereby agree, for good and valuable consideration, the value of which is hereby acknowledged, that I shall participate in the Supplemental Retirement Plan for Senior Executives ("Plan") established as of October 1, 2007, by UNITED BANK, as such Plan may now exist or hereafter be modified, and do further agree to the terms and conditions thereof. The Supplemental Retirement Plan replaces and supersedes the Executive Supplemental Compensation Agreement in which I previously participated.

     I understand that I must execute this Supplemental Retirement Plan Participation Agreement ("Participation Agreement") as well as notify the Administrator of such execution in order to participate in the Plan. The provisions of the Plan are incorporated herein by reference. In the event of an inconsistency between the terms of this Participation Agreement and the Plan, the terms of the Plan shall control.

     The following provisions relate to a determination of my Supplemental Benefit under the Plan.

     Benefit Age.  My Benefit Age is sixty-five (65).
     -----------

     Final Average Compensation Percentage:  Twenty-three Percent (23%).
     -------------------------------------

     Yearly Benefit Service Prorate Denominator:  Twenty-five (25).
     ------------------------------------------

     Vesting Rate:  10-Year Cliff Vesting from original date of hire.
     ------------

     Separation from Service on or After Benefit Age. I understand that if I retire on or after attainment of my Benefit Age, I shall be entitled to the Supplemental Benefit, calculated in accordance with Section 3.1 and all relevant provisions of the Plan. Unless I elect otherwise below, my Supplemental Benefit will be paid in a Lump Sum. Alternatively, I may elect to receive my Supplemental Benefit in another form by checking the applicable box below:

     [ ]      Annuity (with 15 years certain)

     [ ]      Installments for _____ Years

     [ ]      Other ____________________________________________________________

     Separation from Service Prior to Benefit Age. If I have a vested Accrued Annuity Benefit at the time of my voluntary or involuntary Separation from Service without Cause (as defined in the Plan) prior to attainment of my Benefit Age (other than due to death or Disability), I shall be entitled to the Supplemental Benefit, calculated in accordance with Section 3.2 and all relevant provisions of the Plan. Unless I elect otherwise below, my Supplemental Benefit will be paid in a Lump Sum. Alternatively, I may elect to receive my Supplemental Benefit in another form by checking the applicable box below:

     [ ]      Annuity (with 15 years certain)

     [ ]      Installments for _____ Years

     [ ]      Other ____________________________________________________________

     Termination for Cause. I understand that if I have a termination for Cause, my entire benefit under this Plan shall be forfeited.

     Death Benefit. In the event of my death prior to Separation from Service, my Beneficiary shall be entitled to a Death Benefit, calculated in accordance with Sections 1.14 and 3.3 of the Plan and payable in a Lump Sum.

     Following a Change in Control.

     (a) Change in Control Occurs Before Separation from Service. I understand that if there is a Change in Control I will be entitled to my Supplemental Benefit calculated as set forth in Section 3.4 of the Plan. If I Separate from Service within two years following a Change in Control, my Supplemental Benefit shall be paid in a Lump Sum. If my Separation from Service occurs two or more years following a Change in Control, my Supplemental Benefit shall be paid in accordance with the applicable election above for Separation from Service before Benefit Age or after Benefit Age.

     (b) Change in Control Occurs After Separation from Service. In the event a Change in Control occurs following my Separation from Service, while I am receiving my Supplemental Benefit in the form of an annuity or installment payments, I can elect, by checking the box below, to have the Present Value of my remaining payments paid in the form of a lump sum payment.

     [ ] I elect to have the Present Value of my remaining payments paid in a Lump Sum.

     Disability While Employed. I understand that in the event of my Disability prior to my Benefit Age, I will be entitled to the Disability Benefit calculated as set forth in Section 3.6 of the Plan. My Disability Benefit will be paid in a Lump Sum unless I elect another form of benefit. I elect to receive my Disability Benefit in the following form:

     [ ]      Annuity (with 15 years certain)

     [ ]      Installments for _____ Years

     [ ]      Other ____________________________________________________________

     My Disability Benefit shall be payable:

     [ ]      Upon the determination of my Disability

     [ ]      Upon the attainment of my Benefit Age

     This Participation Agreement shall become effective upon execution (below) by both Executive and a duly authorized officer of the Bank.

Dated this _____ day of ______________________, 2007.


UNITED BANK                                                   EXECUTIVE


--------------------------------                              ------------------
(Bank's duly authorized Officer)                              Keith E. Harvey

              SUPPLEMENTAL RETIREMENT PLAN PARTICIPATION AGREEMENT

     I, J. Jeffrey Sullivan, and UNITED BANK hereby agree, for good and valuable consideration, the value of which is hereby acknowledged, that I shall participate in the Supplemental Retirement Plan for Senior Executives ("Plan") established as of October 1, 2007, by UNITED BANK, as such Plan may now exist or hereafter be modified, and do further agree to the terms and conditions thereof.

     I understand that I must execute this Supplemental Retirement Plan Participation Agreement ("Participation Agreement") as well as notify the Administrator of such execution in order to participate in the Plan. The provisions of the Plan are incorporated herein by reference. In the event of an inconsistency between the terms of this Participation Agreement and the Plan, the terms of the Plan shall control.

     The following provisions relate to a determination of my Supplemental Benefit under the Plan.

     Benefit Age.  My Benefit Age is sixty-five (65).
     -----------

     Final Average Compensation Percentage:  Thirty Percent (30%).
     -------------------------------------

     Yearly Benefit Service Prorate Denominator:  Twenty (20).
     ------------------------------------------

     Vesting Rate:  10-Year Cliff Vesting from original date of hire.
     ------------

     Separation from Service on or After Benefit Age. I understand that if I retire on or after attainment of my Benefit Age, I shall be entitled to the Supplemental Benefit, calculated in accordance with Section 3.1 and all relevant provisions of the Plan. Unless I elect otherwise below, my Supplemental Benefit will be paid in a Lump Sum. Alternatively, I may elect to receive my Supplemental Benefit in another form by checking the applicable box below:

     [ ]      Annuity (with 15 years certain)

     [ ]      Installments for _____ Years

     [ ]      Other ____________________________________________________________

     Separation from Service Prior to Benefit Age. If I have a vested Accrued Annuity Benefit at the time of my voluntary or involuntary Separation from Service without Cause (as defined in the Plan) prior to attainment of my Benefit Age (other than due to death or Disability), I shall be entitled to the Supplemental Benefit, calculated in accordance with Section 3.2 and all relevant provisions of the Plan. Unless I elect otherwise below, my Supplemental Benefit will be paid in a Lump Sum. Alternatively, I may elect to receive my Supplemental Benefit in another form by checking the applicable box below:

     [ ]      Annuity (with 15 years certain)

     [ ]      Installments for _____ Years

     [ ]      Other ____________________________________________________________

     Termination for Cause. I understand that if I have a termination for Cause, my entire benefit under this Plan shall be forfeited.

     Death Benefit. In the event of my death prior to Separation from Service, my Beneficiary shall be entitled to a Death Benefit, calculated in accordance with Section 1.14 and 3.3 of the Plan and payable in a Lump Sum.

     Following a Change in Control.

     (a) Change in Control Occurs Before Separation from Service. I understand that if there is a Change in Control I will be entitled to my Supplemental Benefit calculated as set forth in Section 3.4 of the Plan. If I Separate from Service within two years following a Change in Control, my Supplemental Benefit shall be paid in a Lump Sum. If my Separation from Service occurs two or more years following a Change in Control, my Supplemental Benefit shall be paid in accordance with the applicable election above for Separation from Service before Benefit Age or after Benefit Age.

     (b) Change in Control Occurs After Separation from Service. In the event a Change in Control occurs following my Separation from Service, while I am receiving my Supplemental Benefit in the form of an annuity or installment payments, I can elect, by checking the box below, to have the Present Value of my remaining payments paid in the form of a lump sum payment.

     [ ] I elect to have the Present Value of my remaining payments paid in a Lump Sum.

     Disability While Employed. I understand that in the event of my Disability prior to my Benefit Age, I will be entitled to the Disability Benefit calculated as set forth in Section 3.6 of the Plan. My Disability Benefit will be paid in a Lump Sum unless I elect another form of benefit. I elect to receive my Disability Benefit in the following form:

     [ ]      Annuity (with 15 years certain)

     [ ]      Installments for _____ Years

     [ ]      Other ____________________________________________________________

     My Disability Benefit shall be payable:

     [ ]      Upon the determination of my Disability

     [ ]      Upon the attainment of my Benefit Age

     This Participation Agreement shall become effective upon execution (below) by both Executive and a duly authorized officer of the Bank.

Dated this _____ day of ______________________, 2007.


UNITED BANK                                                 EXECUTIVE


--------------------------------                            -------------------
(Bank's duly authorized Officer)                            J. Jeffrey Sullivan

              SUPPLEMENTAL RETIREMENT PLAN PARTICIPATION AGREEMENT

     I, John J. Patterson, and UNITED BANK hereby agree, for good and valuable consideration, the value of which is hereby acknowledged, that I shall participate in the Supplemental Retirement Plan for Senior Executives ("Plan") established as of October 1, 2007, by UNITED BANK, as such Plan may now exist or hereafter be modified, and do further agree to the terms and conditions thereof. The Supplemental Retirement Plan replaces and supersedes the Executive Supplemental Compensation Agreement in which I previously participated.

     I understand that I must execute this Supplemental Retirement Plan Participation Agreement ("Participation Agreement") as well as notify the Administrator of such execution in order to participate in the Plan. The provisions of the Plan are incorporated herein by reference. In the event of an inconsistency between the terms of this Participation Agreement and the Plan, the terms of the Plan shall control.

     The following provisions relate to a determination of my Supplemental Benefit under the Plan.

     Benefit Age.  My Benefit Age is sixty-five (65).
     ----------

     Final Average Compensation Percentage:  Fourteen Percent (14%).
     -------------------------------------

     Yearly Benefit Service Prorate Denominator:  Fifteen (15).
     ------------------------------------------

     Vesting Rate:  10-Year Cliff Vesting from original date of hire.
     ------------

     Separation from Service on or After Benefit Age. I understand that if I retire on or after attainment of my Benefit Age, I shall be entitled to the Supplemental Benefit, calculated in accordance with Section 3.1 and all relevant provisions of the Plan. Unless I elect otherwise below, my Supplemental Benefit will be paid in a Lump Sum. Alternatively, I may elect to receive my Supplemental Benefit in another form by checking the applicable box below:

     [ ]      Annuity (with 15 years certain)

     [ ]      Installments for _____ Years

     [ ]      Other ____________________________________________________________

     Separation from Service Prior to Benefit Age. If I have a vested Accrued Annuity Benefit at the time of my voluntary or involuntary Separation from Service without Cause (as defined in the Plan) prior to attainment of my Benefit Age (other than due to death or Disability), I shall be entitled to the Supplemental Benefit, calculated in accordance with Section 3.2 and all relevant provisions of the Plan. Unless I elect otherwise below, my Supplemental Benefit will be paid in a Lump Sum. Alternatively, I may elect to receive my Supplemental Benefit in another form by checking the applicable box below:

     [ ]      Annuity (with 15 years certain)

     [ ]      Installments for _____ Years

     [ ]      Other ____________________________________________________________

     Termination for Cause. I understand that if I have a termination for Cause, my entire benefit under this Plan shall be forfeited.

     Death Benefit. In the event of my death prior to Separation from Service, my Beneficiary shall be entitled to a Death Benefit, calculated in accordance with Sections 1.14 and 3.3 of the Plan and payable in a Lump Sum.

     Following a Change in Control.

     (a) Change in Control Occurs Before Separation from Service. I understand that if there is a Change in Control I will be entitled to my Supplemental Benefit calculated as set forth in Section 3.4 of the Plan. If I Separate from Service within two years following a Change in Control, my Supplemental Benefit shall be paid in a Lump Sum. If my Separation from Service occurs two or more years following a Change in Control, my Supplemental Benefit shall be paid in accordance with the applicable election above for Separation from Service before Benefit Age or after Benefit Age.

     (b) Change in Control Occurs After Separation from Service. In the event a Change in Control occurs following my Separation from Service, while I am receiving my Supplemental Benefit in the form of an annuity or installment payments, I can elect, by checking the box below, to have the Present Value of my remaining payments paid in the form of a lump sum payment.

     [ ] I elect to have the Present Value of my remaining payments paid in a Lump Sum.

     Disability While Employed. I understand that in the event of my Disability prior to my Benefit Age, I will be entitled to the Disability Benefit calculated as set forth in Section 3.6 of the Plan. My Disability Benefit will be paid in a Lump Sum unless I elect another form of benefit. I elect to receive my Disability Benefit in the following form:

     [ ]      Annuity (with 15 years certain)

     [ ]      Installments for _____ Years

     [ ]      Other ____________________________________________________________

     My Disability Benefit shall be payable:

     [ ]      Upon the determination of my Disability

     [ ]      Upon the attainment of my Benefit Age

     This Participation Agreement shall become effective upon execution (below) by both Executive and a duly authorized officer of the Bank.

Dated this _____ day of ______________________, 2007.


UNITED BANK                                                   EXECUTIVE


--------------------------------                              ------------------
(Bank's duly authorized Officer)                              John J. Patterson

              SUPPLEMENTAL RETIREMENT PLAN PARTICIPATION AGREEMENT

     I, Mark A. Roberts, and UNITED BANK hereby agree, for good and valuable consideration, the value of which is hereby acknowledged, that I shall participate in the Supplemental Retirement Plan for Senior Executives ("Plan") established as of October 1, 2007, by UNITED BANK, as such Plan may now exist or hereafter be modified, and do further agree to the terms and conditions thereof.

     I understand that I must execute this Supplemental Retirement Plan Participation Agreement ("Participation Agreement") as well as notify the Administrator of such execution in order to participate in the Plan. The provisions of the Plan are incorporated herein by reference. In the event of an inconsistency between the terms of this Participation Agreement and the Plan, the terms of the Plan shall control.

     The following provisions relate to a determination of my Supplemental Benefit under the Plan.

     Benefit Age.  My Benefit Age is sixty-five (65).
     -----------

     Final Average Compensation Percentage:  Thirty Percent (30%).
     -------------------------------------

     Yearly Benefit Service Prorate Denominator:  Twenty (20).
     ------------------------------------------

     Vesting Rate:  10-Year Cliff Vesting from original date of hire.
     ------------

     Separation from Service on or After Benefit Age. I understand that if I retire on or after attainment of my Benefit Age, I shall be entitled to the Supplemental Benefit, calculated in accordance with Section 3.1 and all relevant provisions of the Plan. Unless I elect otherwise below, my Supplemental Benefit will be paid in a Lump Sum. Alternatively, I may elect to receive my Supplemental Benefit in another form by checking the applicable box below:

     [ ]      Annuity (with 15 years certain)

     [ ]      Installments for _____ Years

     [ ]      Other ____________________________________________________________

     Separation from Service Prior to Benefit Age. If I have a vested Accrued Annuity Benefit at the time of my voluntary or involuntary Separation from Service without Cause (as defined in the Plan) prior to attainment of my Benefit Age (other than due to death or Disability), I shall be entitled to the Supplemental Benefit, calculated in accordance with Section 3.2 and all relevant provisions of the Plan. Unless I elect otherwise below, my Supplemental Benefit will be paid in a Lump Sum. Alternatively, I may elect to receive my Supplemental Benefit in another form by checking the applicable box below:

     [ ]      Annuity (with 15 years certain)

     [ ]      Installments for _____ Years

     [ ]      Other ____________________________________________________________

     Termination for Cause. I understand that if I have a termination for Cause, my entire benefit under this Plan shall be forfeited.

     Death Benefit. In the event of my death prior to Separation from Service, my Beneficiary shall be entitled to a Death Benefit, calculated in accordance with Sections 1.14 and 3.3 of the Plan and payable in a Lump Sum.

     Following a Change in Control.

     (a) Change in Control Occurs Before Separation from Service. I understand that if there is a Change in Control I will be entitled to my Supplemental Benefit calculated as set forth in Section 3.4 of the Plan. If I Separate from Service within two years following a Change in Control, my Supplemental Benefit shall be paid in a Lump Sum. If my Separation from Service occurs two or more years following a Change in Control, my Supplemental Benefit shall be paid in accordance with the applicable election above for Separation from Service before Benefit Age or after Benefit Age.

     (b) Change in Control Occurs After Separation from Service. In the event a Change in Control occurs following my Separation from Service, while I am receiving my Supplemental Benefit in the form of an annuity or installment payments, I can elect, by checking the box below, to have the Present Value of my remaining payments paid in the form of a lump sum payment.

     [ ] I elect to have the Present Value of my remaining payments paid in a Lump Sum.

     Disability While Employed. I understand that in the event of my Disability prior to my Benefit Age, I will be entitled to the Disability Benefit calculated as set forth in Section 3.6 of the Plan. My Disability Benefit will be paid in a Lump Sum unless I elect another form of benefit. I elect to receive my Disability Benefit in the following form:

     [ ]      Annuity (with 15 years certain)

     [ ]      Installments for _____ Years

     [ ]      Other ____________________________________________________________

     My Disability Benefit shall be payable:

     [ ]      Upon the determination of my Disability

     [ ]      Upon the attainment of my Benefit Age

     This Participation Agreement shall become effective upon execution (below) by both Executive and a duly authorized officer of the Bank.

Dated this _____ day of ______________________, 2007.


UNITED BANK                                                   EXECUTIVE


--------------------------------                              ------------------
(Bank's duly authorized Officer)                              Mark A. Roberts

                                                                       Exhibit A

               SUPPLEMENTAL RETIREMENT PLAN FOR SENIOR EXECUTIVES

                             BENEFICIARY DESIGNATION


     Executive, under the terms of the Supplemental Retirement Plan for Senior Executives executed by the Bank and effective October 1, 2007, hereby designates the following Beneficiary to receive any guaranteed payments or death benefits under such Plan, following his death:


PRIMARY BENEFICIARY:


--------------------------------------------------------------------------------


In the event the Primary Beneficiary set forth above has predeceased me, I designate the person set forth below as my Secondary Beneficiary.

SECONDARY  BENEFICIARY:


--------------------------------------------------------------------------------


          This  Beneficiary  Designation  hereby  revokes any prior  Beneficiary
          Designation   which  may  have  been  in  effect.   Such   Beneficiary
          Designation is revocable.


DATE:    ___________  _____, 20___.



-----------------------                                         ----------------
(WITNESS)                                                       EXECUTIVE



-----------------------
(WITNESS)